THE YACKTMAN FUNDS, INC.

                       Supplement dated December 23, 2002
                     to the Prospectus dated April 10, 2002


     This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

     The last paragraph under the caption "Management of the Fund" on page 9 of the Prospectus has been deleted and replaced with the following:

     Donald Yacktman and his son, Stephen Yacktman, are the co-portfolio managers for the Funds. As such they are primarily responsible for the day-to-day management of the portfolios of the Funds. Donald Yacktman has been a portfolio manager of the Funds since their inception. He has been President of the Adviser since its organization in 1992. Stephen Yacktman became a portfolio manager for the Funds in December 2002 and has been employed by the Adviser since 1993 and a vice president of the Adviser since 1996.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.